APRIL 25, 2024 I N V E S T O R P R E S E N T A T I O N T H I R D Q U A R T E R F I S C A L 2 0 2 4 EXHIBIT 99.2

Forward Looking Statements & Financial Measures 2 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, and subsequent filings with the Securities and Exchange Commission, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Kearny Financial Corp. NASDAQ: KRNY Headquartered in Fairfield, NJ 43 full-service branches1 in New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of March 31, 2024. Source: S&P Global Market Intelligence & Company Filings. 3

140 Years of Serving our Communities and Clients 4

3Q24 Financial Highlights 1 Excludes Yield Adjustments. Source: Company Filings. 5 3Q24 Highlights: Net Interest Margin - Compression slowed, declining five basis points from the prior quarter BOLI Restructure – Excluding non-recurring items, run-rate BOLI earnings improved by $673,000 compared to the prior quarter Non-performing assets improved to 0.50% in 3Q24 compared to 0.63% in 2Q24 Net Income Total Assets $7.8 billion Net Interest Income Diluted EPS $7.4 million $34.3 million $0.12 Total Loans1 Total Deposits $5.8 billion $5.2 billion

Capital Strength Equity Capitalization Level 1 Kearny Financial Corp. (NASDAQ: KRNY) Regulatory Capital Ratios as of March 31, 2024 are preliminary. 2 S&P U.S. Small Cap Banks Index comprised of 243 constituents, based on December 31, 2023 results. Source: Company Filings. 6 Regulatory Capital Ratios1,2 8.02% 8.35% 8.20% 8.26% 8.34% 10.37% 10.78% 10.65% 10.74% 10.83% 3Q23 4Q23 1Q24 2Q24 3Q24 Tangible Common Equity / Tangible Assets Equity / Assets 9.07% 14.68% 14.68% 15.45% 9.65% 11.53% 11.73% 14.16% Tier 1 Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital KRNY S&P US Small Cap Banks

7 Conservative Underwriting Culture Comprehensive CRE / Multifamily Underwriting Highly disciplined LTV and DSCR standards Interest rates stressed a minimum of +300bps at origination DSCR based on in-place rents, not projections, with conservative allowances for vacancy NOI underwritten to include forecasted expense increases and full taxes (where a tax abatement exists) Approval Authority & Underwriting Consistency Lending authority aggregated by borrower/group of related borrowers Technology ensures consistent and efficient underwriting and risk rating process Multi-faceted Loan Review & Stress Testing Semi-annual third-party loan-level stress testing and annual capital-based stress testing Quarterly third-party portfolio loan review with 65% of total portfolio reviewed on an annual basis Annual internal loan reviews on all commercial loans with balances of $2.5 million or greater Proactive Workout Process Dedicated team of portfolio managers and loan workout specialists Weekly meetings comprised of loan officers, credit personnel and special assets group to pre-emptively address delinquencies or problem credits Philosophy of aggressively addressing impaired assets in a timely fashion Senior Credit Officer Approval Management Loan Committee Approval Board Loan Committee Approval

Track Record of Strong Credit Performance 1 Data provided by Federal Reserve Bank of St. Louis. Source: Company Filings. 8 From 2006 to 2023, inclusive of the Global Financial Crisis and the COVID -19 Pandemic, KRNY’s NCO to average total loans totaled 9 bps per year compared to 50 bps for all Commercial Banks (US Banks not among the top 100)1. Net Charge-offs to Average Total Loans 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 3Q24 Commercial Banks (not among top 100) KRNY Global Financial Crisis COVID-19 Pandemic Cumulative charge-offs for KRNY between 2006 and 3Q24 were minimal, totaling $35.1 million.

Diversified Loan Portfolio Loan Composition1 Geographic Distribution2Loan Trend 1 For the quarter ended March 31, 2024. 2 As of March 31, 2024. Source: S&P Global Market Intelligence & Company Filings. 9 ($ millions) 1-4 Family 30.2% Home Equity 0.7% Multi-family 45.8% CRE 16.7% Construction 4.0% C&I 2.6% QTD Yield on Loans 4.45% $1,713 $1,701 $1,689 $1,746 $1,742 $2,836 $2,762 $2,699 $2,651 $2,645 $1,003 $969 $947 $947 $966 $5,976 $5,850 $5,760 $5,757 $5,775 3Q23 4Q23 1Q24 2Q24 3Q24 1-4 Family Home Equity Multi-family CRE Construction C&I New York 34.4% New Jersey 54.9% Pennsylvania 5.9% Other 4.8% LTV 61.3%

Multifamily Loan Portfolio Multifamily Loan Portfolio Composition1 New York City (“NYC”) Multifamily1 Source: Company Filings 1 As of March 31, 2024. 10 Less than half of our Multifamily portfolio is collateralized by properties in NYC Only 8% of our Multifamily portfolio is collateralized by majority or fully rent-regulated NYC properties There are limited levels of maturing or repricing NYC Multifamily loans in calendar 2024 and 2025 Outstanding asset quality over multiple credit cycles NYC Multifamily Portfolio: $1.2 billion Average Loan Balance: $3.45 million Weighted Average LTV: 62.7% Nonperforming Loans / Total MF Loans: 0.4% Apr to Dec 2024 Maturity & Repricing: $27.9 million Calendar Year 2025 Maturity & Repricing: $120.7 million Majority NYC Free Market 39.3% Outside NYC 52.9% 100% NYC Rent Regulated 3.7% Majority NYC Rent Regulated 4.1% Total MF $2.6B

NYC Multifamily Loan Portfolio 1 As of March 31, 2024. 2 Source: “New York City Multifamily In Review Report 2023” by Ariel Property Advisors; https://arielpa.nyc/investor-relations/research-reports 3 “New York City Multifamily In Review Report 2023” by Ariel Property Advisors; https://arielpa.nyc/insights/240206-how-low-can-it-go-finding-value-in-new-york-city-apartment-building-sales [arielpa.nyc] 11 Independent Market Research Report Data Industry Market Reports indicate that real estate prices in Brooklyn outperformed the other boroughs of NYC 66.5% of the Company’s NYC Multifamily portfolio is located in Brooklyn, NY Brooklyn 66.5% Queens 12.8% Manhattan 10.8% Bronx 9.5% Staten Island 0.4% Total NYC MF $1.2 B LTV 62.7% Rent Stabilized Location Building Value Change Bronx (29%) Brooklyn (7%) Manhattan (below 96th St) (37%) Northern Manhattan (above 96th St) (51%) Queens (22%) NYC Average (18%) Free Market Location Building Value Change Bronx 1% Brooklyn 1% Manhattan (below 96th St) (31%) Northern Manhattan (above 96th St) (25%) Queens 6% NYC Average (11%) Pricing Drop from Peak Pricing2 Free Market - Pricing Drop from Peak Pricing3

CRE Loan Detail Source: Company Filings. 1 As of March 31, 2024. 12 CRE Portfolio by Collateral Type1 CRE Loan Geographic Distribution1 Retail 36.3% Mixed Use 26.1% Office 15.1% Industrial 16.7% Specialty & Other 2.0% Medical 3.8% New Jersey 56.2% Brooklyn 9.9% New York (Ex. Brooklyn) 26.5% Pennsylvania 4.8% Other 2.6% Total CRE $1.0 B LTV 52%

Office Portfolio 1 As of March 31, 2024. Source: Company Filings. 13 Office Portfolio by Contractual Maturity1 Office Loan Geographic Distribution1 Office Portfolio Profile 15.7% of total CRE portfolio or $146 million Average loan size of $1.7 million Classified office loans comprised of 0.7% of total office loans ($ millions) ($ millions) $6 $5 $17 $49 $22 $10 $37 $- $10 $20 $30 $40 $50 $60 2024 2025 2026 2027 2028 2029 2030+ Other 3.1% Manhattan 22.4% New York (Ex. Manhattan) 4.5% New Jersey 70.0% Total Office $146 M LTV 48.4% DSCR 1.8x

Asset Quality Metrics Non-Performing Assets / Total Assets Non-Performing Loans1 Allowance for Credit Losses 1 As of March 31, 2024; amounts shown in millions. Source: S&P Global Market Intelligence & Company Filings. 14 NPL's $39.5 MM 0.69% 0.69% 0.64% 0.63% 0.50% 0.25% 0.50% 0.75% 1.00% 3Q23 4Q23 1Q24 2Q24 3Q24 Multi-family $25.2 CRE $4.5 C&I $4.2 1-4 Family $5.6 NPL's $39.5 MM $46.6 $45.3 $45.0 $44.7 $44.7 $2.5 $3.4 $1.9 $0.2 $0.2 0.82% 0.83% 0.81% 0.78% 0.78% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 3Q23 4Q23 1Q24 2Q24 3Q24 ACL Balance - Individually Analyzed ACL Balance - Collectively Evaluated ACL to Total Loans Receivable Net Charge-Offs / Average Loans 0.01% 0.01% 0.15% 0.29% 0.02% -0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 3Q23 4Q23 1Q24 2Q24 3Q24 Increase driven by a single commercial real estate relationship

Granular Deposit Franchise 1 For the quarter ended March 31, 2024. 2 As of March 31,2024; excludes Wholesale and state & local government deposits. Source: S&P Global Market Intelligence & Company Filings. 15 Deposit Composition1 Deposit Trend Deposit Segmentation2Non-Maturity Deposit Mix Retail CDs 23.7% Wholesale CDs 7.8% Savings 12.1% Interest Bearing DDA 45.1% Non-interest Bearing DDA 11.3% ($ millions) $1,327 $1,377 $1,300 $1,284 $1,235 $761 $640 $613 $458 $408 $811 $749 $689 $646 $630 $2,286 $2,253 $2,237 $2,348 $2,349 $618 $610 $595 $584 $586 $5,803 $5,629 $5,434 $5,320 $5,209 3Q23 4Q23 1Q24 2Q24 3Q24 Retail CDs Wholesale CDs Savings Interest Bearing DDA Non-interest Bearing DDA Consumer 62.8% Commercial 21.4% Government 15.8% Product # of Accounts Balance ($ millions) Average Balance per Account Checking 53,349 $ 2,379 $ 44,594 Savings 32,098 623 19,419 CD 26,242 1,640 62,502 Total Retail Deposits 111,689 $ 4,642 $ 41,557 QTD Cost of Deposits 2.74%

Liquidity Available for Uninsured Deposits Estimated Uninsured Deposits Analysis2 1 Estimated amount of uninsured deposits reported in March 31, 2024 Call Report. 2 As of March 31, 2024. 16 Available liquidity is 2.5x greater than estimated uninsured deposits (excluding items above) Liquidity Capacity2 Estimated Uninsured Deposit Analysis ($ millions) Estimated Uninsured Deposits 1,761$ Less: Collateralized State & Local Government Deposits (552) Less: Bank's wholly-owned subsidiary & Holding Company Deposits (491) Estimated uninsured deposits excluding items above: 718$ Total Deposits 5,209$ Estimated uninsured deposits, excluding items above, as a % of Total Deposits 13.8% 1 Sources of Liquidity ($ millions) Liquidity Capacity Funding Utilized Available Capacity Internal Sources: Free Securities and other 337$ -$ 337$ External Sources: FRB 503 100 403 FHLB 2,690 1,623 1,067 Total Liquidity 3,530$ 1,723$ 1,807$

Investment Securities 1 As of March 31, 2024. 2 Comprised entirely of securitized federal education loans with 97% U.S. government guarantees. 3 Assumes 29% marginal tax rate. Source: S&P Global Market Intelligence & Company Filings. 17 Securities Composition1 Securities Average Balance & Yield TrendAFS/HTM & Effective Duration Total Effective Duration ≈ 3.2 years Floating rate securities ≈ 38.3% ($ millions) $1,576 $1,546 $1,532 $1,524 $1,397 3.95% 4.10% 4.27% 4.42% 4.46% 3Q23 4Q23 1Q24 2Q24 3Q24 Corporate Bonds 10.1% CLO 32.8% ABS Student Loans 7.0% Agency MBS 49.0% Municipal Bonds 1.1% 2 QTD Yield on Securities 4.46% AFS , 88.7% HTM , 11.3% At March 31, 2024, the after-tax net unrecognized loss on securities held-to-maturity was $11.4 million, or 1.79% of tangible equity3

Best-in-Class Operating Efficiency Source: S&P Global Market Intelligence & Company Filings. 18 Non-interest Expense to Average Assets $68 $74 $75 $96 $114 $130 $131 $121 1 21 41 61 81 101 121 2017 2018 2019 2020 2021 2022 2023 3Q24 ($ millions) Deposits per Branch 1.8x 2017 3Q24 1.76% 1.48% Core Non-interest Expense to Total Average Assets -28 bps 1.76% 1.86% 1.64% 1.61% 1.72% 1.73% 1.53% 1.48% 1.40% 1.50% 1.60% 1.70% 1.80% 1.90% 2.00% 2017 2018 2019 2020 2021 2022 2023 3Q24

Best-in-Class Technology Embedded Throughout the Organization 19